UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2021
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard
Las Vegas,	NV	89118
(Address of principal executive offices)		(Zip Code)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	SWCH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2021, the Board of Directors (the “Board”) of Switch, Inc. (the “Company”), upon its completion of its standard governance processes for Board appointments, increased the size of the Board from eight to nine and appointed Jason Genrich as a member of the Board, effective September 1, 2021, to serve until the Company’s 2022 annual meeting of stockholders. Mr. Genrich will join the REIT Evaluation Committee, a recently created special committee of the Board which will review, evaluate and make recommendations to the Board regarding a possible election of REIT status for the Company.

The Board determined that Mr. Genrich is an “independent director,” as defined under the applicable rules of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange. Mr. Genrich’s name was provided to the Board for consideration as a potential director by Elliott Investment Management L.P. (“EIM”). Funds managed by EIM hold an economic interest in the Company’s Class A common stock. There are no transactions in which Mr. Genrich has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Genrich will participate in the standard compensation arrangements for the Company’s non-employee directors, as disclosed in the Company’s most recent proxy statement, filed April 30, 2021, the description of which is incorporated herein by reference.

Mr. Genrich is employed by EIM as a Portfolio Manager. He focuses on public equity and private equity investments in the technology, media and telecommunications sector. He currently serves on the board of directors of two private companies: Travelport Worldwide Limited, a global travel distribution and retailing company, and LogMeIn, Inc., a provider of SaaS collaboration, support and access products. Prior to joining EIM in March 2014, Mr. Genrich was a private equity investor at Chicago-based GTCR. Mr. Genrich received a B.B.A. from the Ross School of Business at the University of Michigan. The Company believes Mr. Genrich is qualified to serve as a member of the Board based on his finance background and experience investing across the technology ecosystem, including infrastructure software, applications and hardware.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2021	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer